Keystone Tax Exempt Trust

Seeks current income, exempt from federal income taxes, while preserving capital by investing in high quality municipal bonds.
Keystone Tax Exempt Trust

Dear Shareholder:

We are writing to report to you on activities of Keystone Tax Exempt Trust for the twelve-month period which ended November 30, 1995.

Performance

Your Fund's strong performance during the fiscal year represented a significant recovery from the weak municipal bond market environment of 1994. For the twelve-month period which ended November 30, 1995, your Fund returned 17.76%, including reinvestment of dividends. We were pleased with this performance which resulted in significant price appreciation for shareholders. This return was in line with municipal bond benchmarks during the period. We attribute that performance to our careful credit analysis and the positive performance of the municipal bond market in 1995.

Municipal bond market rebound

This was an unusually strong year for municipal bonds. After an unsettled market in 1994, patience rewarded municipal bond investors in 1995. Interest rates declined and bond prices rose as the slow growth economy kept inflation under control. This 'soft landing' for the economy created a very positive environment for bond investors, resulting in unusually strong one-year total returns. The Lehman Municipal Bond Index -- a widely recognized benchmark of municipal bond performance -- returned 18.91% for the twelve-month period which ended November 30, 1995.

   The efforts of the Federal Reserve Board in 1994 to engineer a soft landing for the U.S. economy appeared to succeed in 1995. Economic growth slowed throughout the year, inflation remained under control and interest rates declined -- generally favorable indicators for municipal bonds. While growth slowed, the fiscal condition of many municipalities generally improved. Limited supply also had a positive influence on the municipal bond market. New issue supply continued to decline from $298 billion in 1993 to approximately half that amount in 1995.

Portfolio strategy

During the twelve-month period, we emphasized bonds that we believed would benefit from a declining interest rate environment. We concentrated on non-callable, discount and zero coupon bonds which typically tend to perform better when rates decline. This strategy resulted in a lengthening of the Fund's average maturity from 18 years at November 30, 1994 to 20 years by November 30, 1995. We continued to focus on bonds with maturities in the 20-year area for their attractive income and lower risk characteristics than longer term bonds. We also maintained an average portfolio quality of AA at November 30, 1995.

Relatively attractive values

Despite the strong performance of municipal bonds in 1995, they remained attractive versus comparable U.S. Treasury securities. In fact, municipal bond yields averaged about 93% of the yields on comparable long-term U.S. Treasury bonds, a historically high level.(1) This meant that many investors could obtain significantly better yields from municipal bonds than Treasuries on an after-tax basis.
                                                      (continued on next page)

-----------
(1) Source: Keystone Investments, Inc. The average yield of a selection of 30-year AA-rated municipal bonds compared to the yield on a 30-year U.S. Treasury bond yield on November 30, 1995.

Outlook

We anticipate a continuation of the positive environment for municipal bonds over the next twelve months. Interest rates should trend down as the economy continues to slow and level off. However, we do not expect a recession in 1996. A slow growth environment could result in some price appreciation for shareholders, but we believe most of the returns should come from income. Municipal bond supply should remain tight in 1996. With the possibility of rising demand, we think these factors should continue to provide positive support for municipal bond prices and your Fund.

We encourage you to maintain a long-term perspective about your Fund. Over time, investment returns have tended to even out, rewarding municipal bond investors who are able to tolerate short-term price fluctuations. This has been particularly true for investors over the past couple of years. In all market environments, we will continue to manage Keystone Tax Exempt Trust to seek valuable tax-free income from a portfolio of quality municipal obligations.(2)

We appreciate your continued support of Keystone funds. If you have any questions or comments, please feel free to write to us.

Sincerely,

[signature of Albert H. Elfner, III]

Albert H. Elfner, III
Chairman and President
Keystone Investments, Inc.

[signature of George S. Bissell]

George S. Bissell
Chairman of the Board      [photo: Albert H. Elfner]  [photo: George S. Bissell]
Keystone Funds                Albert H. Elfner, III     George S. Bissell

January 1996

-----------
(2) For investors in certain tax situations, a portion of income may be subject to the federal alternative minimum tax (AMT).

A Discussion With
Your Fund Manager

[photo: Betsy A. Blacher]

        Betsy A. Blacher is the senior portfolio manager of your Fund and leads Keystone's municipal bond investment team. Ms. Blacher is a professional with 16 years of investment experience specializing in municipal bonds. She holds a Bachelor's degree from Wheaton
      College in economics and sociology. Together, with Daniel Rabasco, portfolio manager and analysts George Kimball and David
          Moore, the team evaluates credit quality and the economic
        environment in selecting municipal bonds for Keystone tax free funds.

   Q  What does the Fund offer investors?

   A The Fund is designed for tax-sensitive investors. It seeks consistent, attractive income that is exempt from federal income tax.(3) The Fund offers professional management and diversification by investing in investment grade municipal bonds. We manage the Fund with careful attention to credit quality and financial stability.

   Q  How did municipal bonds perform over the past year?

   A Municipal bonds rebounded strongly as a slowing economy reduced the threat of higher interest rates and inflation. Most bond holders more than recovered from their losses in 1994 and recorded double-digit total returns. This was a reversal from 1994 when yields rose and bond prices declined. As growth moderated at the start of 1995, municipal bonds rallied resulting in unusually positive total returns.

   Q  How did the Fund perform?

   A The Fund generated returns that paralleled the strong performance of the municipal bond market. At the beginning of 1995 we expected economic growth to moderate and interest rates to decline. So, we emphasized bonds that we expected to benefit from declining rates: non-callable, discount and zero coupon bonds. Since callable bonds are likely to be bought back by the issuer in this type of environment, we emphasized non-callable bonds to preserve income as rates declined. At the same time, these bonds became expensive relative to other municipal bonds and this contributed to the Fund's price appreciation.

   Discount bonds are sold at a discount from par, or value at maturity. Historically these bonds have tended to provide more price appreciation in a falling rate environment than bonds priced close to or above par.

   Zero coupon bonds represented a small portion of the portfolio at about 5% of net assets. But, these bonds were important contributors to the Fund's strong price recovery. Because zeros pay income at maturity, they have historically tended to be the most sensitive to changes in interest rates. As rates declined,

----------------------------------------------------------------------
Fund Profile
Objective: Seeks current income, exempt from federal income taxes, while preserving capital by investing in high quality municipal bonds.
Commencement of investment operations: October 7, 1985
Average maturity: 20 years
Net assets: $688 million
Newspaper symbol: TxETr
----------------------------------------------------------------------

------------
(3) For investors in certain tax situations, a portion of income may be subject to the federal alternative minimum tax (AMT).

----------------------------------------------------------------------
In evaluating bonds for the Funds, Keystone looks for . . .

(bullet) Strong credit ratings; bonds rated in the top 4 categories (AAA, AA, A, BBB)

(bullet) Responsible fiscal policies

(bullet) Solid financial positions

(bullet) Attractive values

Keystone's municipal bond team also evaluates local economic conditions, the state legislative climate, the taxing power of the issuer and expected cash flows from the project.

----------------------------------------------------------------------

they were among the best performing holdings in the portfolio.

   We were pleased with the results of this strategy which helped the Fund participate in the strong recovery of municipal bonds this year.

   Q  Total returns were impressive, but municipal bond yields declined. Why?

   A Yields declined for nearly every municipal bond investor, including Keystone Tax Exempt Trust. Slower economic growth lessens the potential for higher inflation which reduces net bond yields. We held a number of high coupon bonds and attempted to lock-in income by emphasizing selected non-callable bonds. While the Fund's income still declined, we believe the portfolio's holdings of these bonds helped the portfolio to maintain income.

   Q  Did talk about a 'flat tax' in Washington affect municipal bonds?

   A Discussions about a 'flat tax' limited performance that otherwise would have been stronger than the impressive returns of 1995. The 'flat tax' would have been a negative for municipal bonds because it would have taxed municipal bond income. At this writing, the possibility of such a tax appears remote. But, the mere discussion of it caused municipal bonds to rise less in price than comparable U.S. Treasuries. As a result, we believe that municipals are still attractive values.

   Q  What is your outlook?

   A We continue to be cautiously optimistic about the municipal bond market. We expect the economy to continue slowing to a sustainable, non-inflationary level. This should provide the potential for stable to declining interest rates over the next six months. In particular, we expect short-term interest rates to decline further, which could result in some price appreciation.

   Q  Why do you think growth will remain slow?

   A Demographics are important to economic growth. With new home sales and new family formation slowing, we think economic growth should remain moderate compared to the 1980s and early 1990s. In addition, world economic growth is a factor. In Europe,

------------------------------[pie chart]------------------------------

Portfolio Quality Summary
as of November 30, 1995
S&P rating(4)

AAA         42%
A           18%
AA          17%
BBB         12%
Not rated    8%
Other(5)     3%

Average portfolio quality: AA
(percentage of portfolio assets)

----------------------------------------------------------------------

------------
(4) Where Standard & Poor's (S&P) ratings were not available, we have used ratings from Moody's Investor Service, Inc., Fitch Investor's Service, Inc. or ratings assigned by another nationally recognized statistical rating organization.

(5) Includes short-term obligations.

Relatively Attractive
Municipal Bond Yields(6)
as of November 30, 1995

------------------------------[bar chart]------------------------------

Municipal bond yields recently equalled 93% of the yield on a comparable U.S. Treasury bond.

Municipal Bonds          5.7
U.S. Treasury Bond       6.13
------------
(6)Source: Keystone Investments, Inc. Based on a selection of 30-year AA-rated municipal bonds versus the yield on the 30-year U.S. Treasury bond on November 30, 1995.

----------------------------------------------------------------------

growth has been slow, even with cuts in interest rates. Because U.S. growth is increasingly dependent on world growth, economic growth should not be a threat to bond investors for some time. Combined with a proposal to balance the federal budget, these could be strong positives for municipal bond investors over the long term.

Q  What should shareholders expect?

A We think shareholders should not expect a repeat of the unusually positive performance in 1996; investors should look forward to returns to come primarily from income rather than price appreciation in the months ahead.

Q  Are municipal bond funds still a good value?

A Even after such a great year, we believe municipal bond yields are still very attractive values compared to taxable bond yields. On November 30 the yield on a 30-year AA-rated municipal bond equaled 93% of the yield on a comparable U.S. Treasury bond. As rates declined, taxable bond yields declined more than tax free yields. This increased the attractiveness of municipal bonds compared to taxable bonds. As a result, the after-tax yield of municipal bonds remains relatively high by historical standards.

 Tax-Equivalent Yields
              Federal Tax Bracket(7)
--------------------------------------
             31%      36%      39.6%
--------------------------------------
  Yield      Taxable Equivalent Yield
--------------------------------------
4.5%         6.5%     7.0%      7.5%
5.0%         7.2%     7.8%      8.3%
5.5%         8.0%     8.6%      9.1%
--------------------------------------

The yields shown are for illustrative purposes only. They are not intended to represent actual performance of the Fund.

------------
(7) The table is based on federal tax brackets. The 31% bracket includes single filers earning $53,501-115,000 and joint filers earning
$89,151-140,000; the 36% bracket includes single filers earning
$115,001-250,000 and joint filers earning $140,001-250,000; the 39.6% bracket includes single and joint filers earning over $250,000. Yields are hypothetical and do not represent the returns of any particular investment.

                                  [diamond]
         This column is intended to answer questions about your Fund.
       If you have a question you would like answered, please write to:
                   Keystone Investment Distributors, Inc.,
                Attn: Shareholder Communications, 22nd Floor,
            200 Berkeley Street, Boston, Massachusetts 02116-5034.

Your Fund's Performance

 ---------------------------[mountain chart] ---------------------------

Growth of an investment in
Keystone Tax Exempt Trust
In Thousands

           Initial     Reinvested
          Investment  Distributions
11/85       10000         10000
11/86       11276         12112
11/87        9970         11546
11/88       10485         13029
11/89       10781         14333
11/90       10643         15118
11/91       10801         16452
11/92       10940         17898
11/93       10959         19562
11/94        9624         18173
11/95       10752         21402

A $10,000 investment in Keystone Tax Exempt Trust made on November 30, 1985 with all distributions reinvested was worth $21,402 on November 30, 1995. Past performance is no guarantee of future results.

----------------------------------------------------------------------

Twelve-Month Performance as of November 30, 1995
_________________________________________________

Total return*                                    17.76%
Net asset value                     11/30/94    $ 9.73
                                    11/30/95    $10.87
Dividends                                       $ 0.55
Capital gains                                    None

* Before deduction of contingent deferred sales charge (CDSC).

Historical Record as of November 30, 1995
_________________________________________________

                                    If you     If you did
Cumulative Total Return            redeemed    not redeem
1-year                               14.76%       17.76%
5-year                               41.56%       41.56%
10-year                             114.02%      114.02%
Average annual total return
1-year                               14.76%       17.76%
5-year                                7.20%        7.20%
10-year                               7.91%        7.91%

The "if you redeemed" returns reflect the deduction of the 3% CDSC for those investors who sold Fund shares after one calendar year. Investors who retained their fund investment earned the returns reported in the second column of the table.

The investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

You may exchange your shares for another Keystone fund by phone or in writing for a $10 fee. The exchange fee is waived for individual investors who make an exchange using Keystone's Automated Response Line (KARL). The Fund reserves the right to change or terminate the exchange offer.

Growth of an Investment

 -----------------------------[line chart] -----------------------------

Comparison of change in value of a $10,000 investment in Keystone Tax Exempt Trust, the Lehman Municipal Bond Index, and the Consumer Price Index

$ In Thousands             November 30, 1985 through November 30, 1995

       Fund Average
   Annual Total Returns
1 Year    5 Year    10 Year
14.76%    7.20%      7.91%

Fund        LMBI*      CPI**
10000      10000      10000
12112      12071      10128
11546      12043      10587
13029      13320      11037
14333      14786      11550
15118      15924      12275
16452      17559      12642
17898      19321      13028
19562      21461      13376
18173      20340      13734
21402      24185      14101

 *LMBI = Lehman Municipal Bond Index
**CPI  = Consumer Price Index

Past performance is no guarantee of future results. The one-year return reflects the deduction of the Fund's 3% contingent deferred sales charge for shares held for at least one year. CPI is through October 31, 1995.

----------------------------------------------------------------------

This chart graphically compares your Fund's total return performance to certain investment indexes. It is the result of fund performance guidelines issued by the Securities and Exchange Commission. The intent is to provide investors with more information about their investment.

Components of the Chart

The chart is composed of several lines that represent the accumulated value of an initial $10,000 investment for the period indicated. The lines illustrate a hypothetical investment in:

1. Keystone Tax Exempt Trust

Your Fund seeks current income, exempt from federal income taxes, while preserving capital by investing in high quality municipal bonds. The return is quoted after deducting sales charges (if applicable), fund expenses, and transaction costs and assumes reinvestment of all distributions.

2. Lehman Municipal Bond Index (LMBI)

The LMBI is a broad-based, unmanaged market index of securities issued by state and local governments. It represents the price change and coupon income of several thousand securities with various maturities and qualities. Securities are selected and compiled by Lehman Brothers, Inc. according to criteria that may be unrelated to your Fund's investment objective.

3. Consumer Price Index (CPI)

This index is a widely recognized measure of the cost of goods and services produced in the U.S. The index contains factors such as prices of services, housing, food, transportation and electricity which are compiled by the U.S. Bureau of Labor Statistics. The CPI is generally considered a valuable benchmark for investors who seek to outperform increases in the cost of living.

The indexes do not include transaction costs associated with buying and selling securities, and do not hold cash to meet redemptions. It would be difficult for most individual investors to duplicate the indexes.

Understanding What the Chart Means

The chart demonstrates your Fund's total return performance in relation to a well known investment index and to increases in the cost of living. It is important to understand what the chart shows and does not show.

This illustration is useful because it charts Fund and index performance over the same time frame and over a long period. Long-term performance is a more reliable and useful measure of performance than measurements of short-term returns or temporary swings in the market. Your financial adviser can help you evaluate fund performance in conjunction with the other important financial considerations such as safety, stability and consistency.

PAGE 8
Limitations of the Chart

The chart, however, limits the evaluation of Fund performance in several ways. Because the measurement is based on total returns over an extended period of time, the comparison often favors those funds which emphasize capital appreciation when the market is rising. Likewise, when the market is declining, the comparison usually favors those funds which take less risk.

Performance Can Be Distorted

Funds which are more conservative in their orientation and which place an emphasis on capital preservation will tend to compare less favorably when the market is rising. In addition, funds which have income as one of their objectives also will tend to compare less favorably to relevant indexes.

Indexes may also reflect the performance of some securities which a fund may be prohibited from buying. A bond fund, for example, may be limited to investments in only high quality bonds, or a stock fund may only be able to buy stocks that have been traded on a stock exchange for a minimum number of years or of a certain company size. Indexes usually do not have the same investment restrictions as your Fund.

Indexes Do Not Include Costs of Investing

The comparison is further limited in its utility because the indexes do not take into account any deductions for sales charges, transaction costs or other fund expenses. Your Fund's performance figures do reflect such deductions. Sales charges--whether up-front or deferred--pay for the cost of the investment advice of your financial adviser. Transaction costs pay for the costs of buying and selling securities for your Fund's portfolio. Fund expenses pay for the costs of investment management and various shareholder services. None of these costs are reflected in index total returns. The comparison is not completely realistic because an index cannot be duplicated by an investor--even an unmanaged index--without incurring some charges and expenses.

One of Several Measures

The chart is one of several tools you can use to understand your investment. It should be read in conjunction with the Fund's prospectus, and annual and semiannual reports. Also, your financial adviser, who understands your personal financial situation, can best explain the features of your Keystone fund and how it applies to your financial needs.

Future Returns May Be Different

Shareholders also should be mindful that the long-run performance of either the Fund or the indexes is not representative of what shareholders should expect to receive from their Fund investment in the future; it is presented to illustrate only past performance and is not a guarantee of future returns.

Keystone Tax Exempt Trust
SCHEDULE OF INVESTMENTS--November 30, 1995
                                  Coupon    Maturity  Principal      Market
                                   Rate       Date      Amount        Value
--------------------------------------------------------------------------------
MUNICIPAL BONDS (96.8%)
ALABAMA
  Mobile, Alabama, Solid
   Waste Disposal, Mobile
   Energy Services Co.
   Project                        6.950%  01/01/2020 $3,000,000    $3,170,610
ALASKA
  Alaska Energy Authority,
   Utility Revenue (FGIC)         6.600   07/01/2015  1,500,000     1,661,760
  Alaska State Housing
   Finance Corp.,
   Collateralized Home
   Mortgage                       8.000   12/01/2013    980,000     1,027,628
  North Slope Borough,
   Alaska, General
   Obligation Refunding,
   Series G (ETM)                 8.350   06/30/1998  1,000,000     1,094,410
  Valdez, Alaska, Marine
   Terminal Revenue, (Union
   Alaska Pipeline Company
   Project)                       6.200   05/01/2008  3,000,000     3,010,470
ARIZONA
  Maricopa County, Arizona,
   Elementary School
   District #068                  6.750   07/01/2014  3,750,000     4,214,475
  Maricopa County, Arizona,
   School District #008,
   Osborn Refunding (MBIA)        7.500   07/01/2007  2,000,000     2,452,040
  Northern Arizona
   University, Revenue
   (FGIC)                         6.300   06/01/2005  2,770,000     3,027,527
  Pima County, Arizona,
   Industrial Development
   Authority, Irvington
   Project (FSA)                  7.250   07/15/2010  5,000,000     5,444,050
  Pima County, Arizona,
   Unified School District,
   Tucson Refunding (FGIC)        7.500   07/01/2003  2,030,000     2,414,827
  Santa Cruz County Arizona
   Unified School District
   No. 1, Nogales (AMBAC)
   (effective yield 5.95%)
   (b)                            0.000   01/01/2008  1,100,000       587,048
  Santa Cruz County Arizona
   Unified School District
   No. 1, Nogales (AMBAC)
   (effective yield 5.95%)
   (b)                            0.000   07/01/2008  1,100,000       571,989
ARKANSAS
  Arkansas State Development
   Finance Authority, Single
   Family Mortgage Refunding      8.000   08/15/2011    665,000       722,941
CALIFORNIA
  California Educational
   Facilities Authority,
   Stanford University
   Project, Series H              5.000   01/01/2015    250,000       236,408
  Foothill Eastern
   Transportation Corridor
   Agency, California Toll
   Road, Senior Lien, Series A    6.500   01/01/2032  6,650,000     6,780,340
  Los Angeles County,
   California, Metropolitan
   Transportation Authority,
   Series A (AMBAC)               5.000   07/01/2025  4,750,000     4,444,813
  Los Angeles County,
   California, Sales Tax
   Revenue (MBIA)                 6.250   07/01/2013  1,300,000     1,366,053
  Pleasant Hill, California,
   Joint Powers Financing,
   Capital Improvement
   Project, Series A (MBIA)       5.250   12/01/2016  2,100,000     2,037,546
  Rancho, California, Water
   District Financing
   Authority                      5.000   08/15/2014    675,000       640,278
  Rio Linda, California,
   Unified School District,
   Series A (AMBAC)               7.400   08/01/2010    460,000       541,052
  San Diego, California,
   Water Authority,
   Certificates of
   Participation (FGIC)           5.681   04/23/2008  1,500,000     1,580,130
  San Joaquin Hills,
   California,
   Transportation Corridor
   Agency, Toll Road Revenue      7.000   01/01/2030  3,650,000     3,853,889

  See Notes to Schedule of Investments.

  San Joaquin Hills,
   California,
   Transportation Corridor
   Agency, Toll Road Revenue       6.750% 01/01/2032 $1,000,000    $1,038,680
  San Jose, California,
   Redevelopment Tax
   Allocation                      5.000  08/01/2020  1,000,000       934,180
  San Pablo, California,
   Redevelopment Agency,
   Subordinated Tax
   Allocation, Merged
   Project Area                    5.000  12/01/2013  1,250,000     1,180,338
  University of California,
   Certificates of
   Participation, UCLA
   Central, Chiller/Cogen          6.000  11/01/2021  3,000,000     3,052,080
  University of California,
   Multiple Purpose Project,
   Series C (AMBAC)                5.125  09/01/2018  3,500,000     3,356,850
COLORADO
  Arapahoe County, Colorado,
   Single Family Mortgage
   (effective yield 21.84%)
   (b)                             0.000  09/01/2010  4,000,000     1,697,680
  City and County of Denver,
   Colorado, Airport System,
   Series A                        7.500  11/15/2023  1,000,000     1,106,530
  City and County of Denver,
   Colorado, Airport System,
   Series A                        8.500  11/15/2023  6,000,000     6,828,780
  City and County of Denver,
   Colorado, Airport System,
   Series A                        8.750  11/15/2023  7,450,000     8,724,472
  City and County of Denver,
   Colorado, Airport System,
   Series A (MBIA)                 5.700  11/15/2025  6,250,000     6,285,000
  City and County of Denver,
   Colorado, Airport System,
   Series B                        7.250  11/15/2012  3,500,000     3,789,450
  City and County of Denver,
   Colorado, Airport System,
   Series C                        6.000  12/01/2025  2,000,000     2,052,180
  City and County of Denver,
   Colorado, Airport System,
   Series D                        7.750  11/15/2013  7,100,000     8,631,115
  Jefferson County, Colorado,
   Single Family Mortgage,
   Series A                        8.875  10/01/2013    670,000       725,302
CONNECTICUT
  Connecticut State Resources
   Recovery Authority,
   Bridgeport Resco Co.
   Project B                       8.500  01/01/2000  1,375,000     1,405,938
DELAWARE
  Delaware State Health
   Facilities Authority,
   Medical Center of
   Delaware (MBIA)                 6.250  10/01/2006  2,000,000     2,242,400
  Delaware State Health
   Facilities Authority,
   Medical Center of
   Delaware (MBIA)                 7.000  10/01/2015  1,600,000     1,733,504
  Delaware State Housing
   Authority, Residential
   Mortgage, Series A              9.375  06/01/2012    170,000       172,149
FLORIDA
  Dade County, Florida,
   Aviation Revenue, Series
   C (MBIA)                        5.750  10/01/2025  1,000,000     1,012,840
  Dade County, Florida,
   Health Facilities
   Authority, Mt. Sinai
   Medical Center                  8.400  12/01/2007  1,250,000     1,380,288
  Dade County, Florida,
   Health Facilities
   Authority, Mt. Sinai
   Medical Center                  8.400  12/01/2017  3,000,000     3,312,690
  Dade County, Florida,
   General Obligation (FGIC)      12.000  10/01/1998  2,300,000     2,777,227
  Florida Housing Finance
   Agency, Single Family
   Mortgage, Series B              5.875  01/01/2027    500,000       494,840
  Florida State Board of
   Education Capital Outlay,
   Series B                        5.875  06/01/2020  2,000,000     2,042,940
  Florida State Board of
   Education Capital Outlay
   Series B                        5.875  06/01/2024  2,000,000     2,034,980
  Florida State Board of
   Education Capital Outlay,
   Series E                        5.800  06/01/2024  2,400,000     2,434,224
  Florida State Department of
   Transportation, Right of
   Way                             5.800  07/01/2018  4,000,000     4,078,600
  Florida State,
   Jacksonville,
   Transportation Authority
   (ETM)                           9.200  01/01/2015  1,580,000     2,227,832

See Notes to Schedule of Investments.

  Florida State, Turnpike
   Authority, Department of
   Transportation, Series A
   (FGIC)                         5.625%  07/01/2025 $2,000,000    $ 2,008,360
  Jacksonville, Florida,
   River City Renaissance
   Project (FGIC)                 5.375   10/01/2018  1,250,000      1,241,075
  Lee County, Florida, School
   Board Certificate of
   Participation, Series A
   (FSA)                          7.750   08/01/2004  4,630,000      5,393,441
  Lee County, Florida, Solid
   Waste System, Series B         7.000   10/01/2011    300,000        334,191
  Lee County, Florida, Solid
   Waste System, Series B         6.500   10/01/2013    200,000        215,260
  Orange County, Florida,
   Health Facilities
   Authority, Adventist
   Health System (AMBAC)          5.250   11/15/2020  2,935,000      2,813,227
  Orange County, Florida,
   Housing Finance Mortgage,
   Series B                       8.100   11/01/2021    400,000        423,204
  Orlando and Orange County,
   Florida, Expressway
   Authority                      8.250   07/01/2014  3,000,000      4,025,730
  Palm Beach County, Florida,
   Health Revenue, John F.
   Kennedy Hospital               9.500   08/01/2013  3,050,000      4,253,988
  Palm Beach County, Florida,
   Solid Waste Department,
   Osceola Project A              6.950   01/01/2022  2,000,000      2,061,940
  Reedy Creek, Florida,
   District Utilities
   Improvement, Series 1
   (MBIA)                         5.000   10/01/2019  2,320,000      2,190,451
  Tampa, Florida, Allegheny
   Health Systems                 6.500   12/01/2023    500,000        548,595
  Tampa, Florida, Guaranteed
   Entitlement, Series A          8.375   10/01/2008  3,290,000      3,662,790
GEORGIA
  De Kalb County, Georgia,
   Water and Sewer                5.250   10/01/2023  2,000,000      1,937,880
  Forsyth County, Georgia,
   School District, General
   Obligation                     6.750   07/01/2016  3,000,000      3,475,260
  Georgia Municipal Electric
   Authority                      8.375   01/01/2020  2,000,000      2,121,520
  Georgia State, General
   Obligation, Series B           6.800   03/01/2011  4,000,000      4,685,280
  Georgia State, General
   Obligation, Series C           5.250   04/01/2011  2,500,000      2,522,475
  Georgia State, General
   Obligation, Series D           6.700   08/01/2010  1,500,000      1,743,435
ILLINOIS
  Chicago, Illinois, Gas
   Supply Revenue, People's
   Gas Light and Coke Co.,
   Series A                       8.100   05/01/2020  9,120,000     10,298,395
  Chicago, Illinois, Public
   Building Commission,
   Series A
   (effective yield 7.30%)
   (b)                            0.000   01/01/2008  4,440,000      2,411,808
  Metropolitan Pier and
   Exposition Authority,
   McCormick Place Expansion
   Project                        7.250   06/15/2005  4,680,000      5,509,249
  Metropolitan Fair and
   Exposition Authority,
   Series A (MBIA)                5.000   06/01/2015  1,000,000        917,000
  Quincy, Illinois, Blessing
   Hospital Revenue               6.000   11/15/2018  4,200,000      4,107,306
  Robbins, Illinois, Robbins
   Resources Recovery,
   Partners A                     9.250   10/15/2014  3,500,000      3,778,565
KANSAS
  Burlington, Kansas,
   Pollution Control, Kansas
   Gas and Electric Company
   (MBIA)                         7.000   06/01/2031  2,000,000      2,249,800
  Kansas City, Kansas,
   Utility Systems,
   Refunding and Improvement
   (FGIC)                         6.375   09/01/2023  5,000,000      5,403,500
KENTUCKY
  Carroll County, Kentucky,
   Kentucky Pollution
   Project, Series A              7.450   09/15/2016  3,000,000      3,479,640
LOUISIANA
  Louisiana Public Facilities
   Authority, Woman Hospital
   Foundation Project             7.250   10/01/2022  1,750,000      1,837,255

(continued on next page)

  New Orleans, Louisiana,
   Capital Appreciation,
   (AMBAC)
   (effective yield 7.05%)
   (b)                            0.000%  09/01/2012 $3,700,000    $1,460,871
  Ouachita Parish, Louisiana,
   Louisiana Hospital
   Service, District 1            7.500   07/01/2021  2,000,000     2,156,040
MAINE
  Maine State Housing
   Authority, Mortgage
   Purchase, Series A3            7.800   11/15/2015  2,580,000     2,665,192
MARYLAND
  Prince Georges County,
   Maryland, Single Family
   Mortgage, Series A             9.100   09/01/2010     40,000        43,167
  Prince Georges County,
   Maryland, Solid Waste
   Management Systems             6.500   06/15/2007  4,225,000     4,680,202
MASSACHUSETTS
  Lawrence, Massachusetts,
   General Obligation
   (AMBAC)                        6.250   02/15/2009    900,000       973,143
  Massachusetts Bay
   Transportation Authority,
   Series A                       7.000   03/01/2007  5,000,000     5,834,150
  Massachusetts Bay
   Transportation Authority,
   Series A                       7.000   03/01/2011  2,500,000     2,922,475
  Massachusetts Bay
   Transportation Authority,
   Series A                       6.250   03/01/2012  3,600,000     3,943,404
  Massachusetts Municipal
   Wholesale Electric, Power
   Supply Systems, Series B       6.750   07/01/2008  2,540,000     2,792,730
  Massachusetts State
   Consolidated Loan, Series
   B (FGIC)                       6.000   08/01/2012  2,000,000     2,104,360
  Massachusetts State Health
   and Educational
   Facilities Authority,
   Massachusetts General
   Hospital, Series F
   (AMBAC)                        6.250   07/01/2012  4,000,000     4,433,600
  Massachusetts State Health
   and Educational
   Facilities Authority,
   Massachusetts General
   Hospital, Series F
   (AMBAC)                        6.250   07/01/2020  2,000,000     2,106,900
  Massachusetts State Health
   and Educational
   Facilities Authority,
   McLean Hospital, Series C      6.500   07/01/2010    700,000       762,825
  Massachusetts State Health
   and Educational
   Facilities Authority,
   Milton Hospital                7.250   07/01/2005    700,000       784,672
  Massachusetts State Health
   and Educational
   Facilities Authority, Mt.
   Auburn Hospital, Series B      6.300   08/15/2024  1,000,000     1,058,940
  Massachusetts State Health
   and Educational
   Facilities Authority, New
   England Deaconess
   Hospital                       6.875   04/01/2022    500,000       523,355
  Massachusetts State Health
   and Educational
   Facilities Authority,
   Smith College, Series D        5.750   07/01/2016    350,000       357,179
  Massachusetts State
   Industrial Finance
   Agency, Harvard Community
   Health Plan, Inc., Series
   B                              8.125   10/01/2017  1,700,000     1,852,082
  Massachusetts State
   Industrial Finance
   Agency, Solid Waste
   Disposal                       9.000   08/01/2016  2,500,000     2,512,025
  Massachusetts State Port
   Authority, Series A            5.000   07/01/2013    980,000       915,594
  Massachusetts State Water
   Resources Authority,
   Series A                       7.000   04/01/1999  1,000,000     1,082,670
  Massachusetts State Water
   Resources Authority,
   Series A                       7.125   04/01/2000  1,500,000     1,658,520
  Massachusetts State Water
   Resources Authority
   Series A                       5.750   12/01/2021  1,000,000     1,001,000
  Massachusetts State Water
   Resources Authority
   Series C                       5.250   12/01/2020  5,000,000     4,851,800
MICHIGAN
  Monroe County, Michigan,
   Economic Development
   Corp., Detroit Edison Co.
   (FGIC)                         6.950   09/01/2022  3,500,000     4,252,465
MINNESOTA
  Dakota County, Minnesota,
   Housing & Redevelopment
   Authority                      8.100   09/01/2012  1,705,000     1,806,686

See Notes to Schedule of Investments.

  Minnesota State Housing
   Finance Agency, Single
   Family Mortgage, Series D      8.000%  01/01/2023 $1,460,000    $1,530,781
  North Branch Minnesota
   Independent School
   District, Series A (FGIC)      5.625   02/01/2017  5,220,000     5,267,920
  Southern Minnesota
   Municipal Power Agency,
   Power Supply System            9.500   01/01/2017    500,000       512,050
MISSISSIPPI
  Harrison County,
   Mississippi, Wastewater
   Treatment Management           8.500   02/01/2013  1,000,000     1,377,230
MISSOURI
  Cape Girardeau County,
   Missouri, Industrial
   Development Authority,
   Southeast Missouri,
   Hospital Association           5.250   06/01/2016    750,000       714,660
  Missouri State Health and
   Educational Facilities
   Authority, Barnes Jewish
   Hospital                       5.250   05/15/2021  3,000,000     2,823,720
  Missouri State Health and
   Educational Facilities
   Authority, St. Luke
   Health System                  5.125   11/15/2019  1,000,000       949,130
  University of Missouri,
   University Improvement
   Systems Facilities             5.200   11/01/2008    500,000       499,875
  University of Missouri,
   University Improvement
   Systems Facilities             5.500   11/01/2023     25,000        25,260
NEBRASKA
  Nebraska Higher Education
   Loan Program                   6.450   06/01/2018  3,320,000     3,524,545
  Nebraska Public Power
   District Revenue, Series A     5.250   01/01/2028  3,500,000     3,344,005
NEVADA
  Clark County, Nevada,
   General Obligation,
   Series A (AMBAC)               7.500   06/01/2009  2,000,000     2,434,780
NEW JERSEY
  Camden County, New Jersey,
   Municipal Utilities
   Authority, Sewer Revenue,
   Series A (FGIC)
   (effective yield 7.35%)
   (b)                            0.000   09/01/2016  3,600,000     1,147,572
  Gloucester County, New
   Jersey, Improvement
   Authority, Solid Waste
   Resources Recovery             8.125   07/01/2010  1,000,000     1,059,110
  Hudson County, New Jersey,
   Fiscal Year Adjustment
   Bonds                          5.125   08/01/2008  3,000,000     2,949,750
  New Jersey Health Care
   Facilities Financing
   Authority, St.
   Elizabeth's Hospital,
   Series A                       7.750   07/01/1998    650,000       676,696
NEW MEXICO
  Albuquerque, New Mexico,
   Water and Sewer Systems,
   Series A (FGIC)
  (effective yield 7.20%) (b)     0.000   07/01/2008  2,950,000     1,522,731
  New Mexico Educational
   Assistance Foundation,
   Series B                       6.300   12/01/2004  2,570,000     2,814,793
  New Mexico Educational
   Assistance Foundation,
   Series B                       5.750   12/01/2008  2,250,000     2,228,108
NEW YORK
  Battery Park City
   Authority, New York,
   Refunding, Series A            5.000   11/01/2013  3,000,000     2,790,450
  New York City, New York,
   General Obligation             5.750   08/01/2010    400,000       413,016
  New York City, New York,
   General Obligation,
   Series A                       7.750   08/15/2008  4,000,000     4,525,920
  New York City, New York,
   General Obligation,
   Series A                       7.750   08/15/2015  5,250,000     5,951,400
  New York City, New York,
   General Obligation,
   Series A                       8.000   08/15/2020    500,000       597,560
  New York City, New York,
   Municipal Water Finance
   Authority, Water and
   Sewer System, Series A
   (FGIC)                         7.000   06/15/2015  1,310,000     1,429,564

(continued on next page)

  New York City, New York,
   Municipal Water Finance
   Authority, Water and
   Sewer System, Series A
   (FGIC)                         6.000%  06/15/2015 $5,000,000    $5,155,550
  New York City, New York,
   Municipal Water Finance
   Authority, Water and
   Sewer System, Series A
   (FGIC)                         7.000   06/15/2015  1,290,000     1,469,916
  New York State Dormitory
   Authority, State
   University Educational
   Facilities, Series B           7.500   05/15/2011  3,500,000     4,196,885
  New York State Dormitory
   Authority, State
   University Educational,
   Facilities, Series C           7.375   05/15/2010  1,100,000     1,303,357
  New York State Energy
   Research and Development
   Authority, Electric
   Facilities, Series A           7.750   01/01/2024  4,500,000     4,848,525
  New York State Housing
   Finance Agency,
   Multi-family Mortgage,
   Series A (AMBAC)               6.250   08/15/2014    500,000       517,245
  New York State Housing
   Finance Agency,
   Multi-family Mortgage,
   Series B (AMBAC)               6.250   08/15/2014  2,095,000     2,157,138
  New York State Housing
   Finance Agency, Service
   Contract Obligation,
   Series D                       5.375   03/15/2023  4,410,000     4,069,592
  New York State Local
   Government Assistance
   Corp., Series A                6.000   04/01/2016  1,765,000     1,816,044
  New York State Medical Care
   Facilities, Finance
   Agency, Health Center
   Project, Series A              6.375   11/15/2019  3,505,000     3,713,890
  New York State Medical Care
   Facilities, Finance
   Agency, New York
   Hospital, Series A (FHA)       6.750   08/15/2014  2,250,000     2,480,265
  New York State Medical Care
   Facilities, Finance
   Agency, Series A               7.700   02/15/2009  5,300,000     6,169,624
  New York State Mortgage
   Agency, Series A               6.875   04/01/2017  1,565,000     1,599,884
  New York State Power
   Authority Revenue and
   General Purpose, Series B      5.000   01/01/2014  1,500,000     1,436,040
  New York State Urban
   Development Corp.,
   Correctional Facilities        5.625   01/01/2007  2,500,000     2,499,775
  New York State Urban
   Development Corp.,
   Correctional Facilities,
   Series A                       6.500   01/01/2009    575,000       623,277
  New York State Urban
   Development Corp.,
   Correctional Facilities,
   Series A                       6.500   01/01/2010  6,000,000     6,769,140
  New York State Urban
   Development Corp.,
   Correctional Facilities,
   Series A                       7.500   04/01/2011  1,500,000     1,742,160
  New York State Urban
   Development Corp.,
   Refunding Correctional
   Facilities, Series A           6.500   01/01/2010  2,000,000     2,176,720
  Niagara Falls, New York,
   Public Improvement (MBIA)      7.500   03/01/2014    300,000       374,961
  Suffolk County, New York,
   Industrial Development
   Agency, Southwest Sewer
   Systems                        6.000   02/01/2007  1,655,000     1,820,732
  Triborough Bridge and
   Tunnel Authority, New
   York Revenue, General
   Purpose, Series A              5.000   01/01/2024  9,000,000     8,433,990
  Triborough Bridge and
   Tunnel Authority, New
   York Revenue, General
   Purpose, Series Q              5.000   01/01/2017  4,150,000     3,922,248
  Triborough Bridge and
   Tunnel Authority, New
   York Revenue, General
   Purpose, Series X              6.625   01/01/2012  4,000,000     4,577,480
  Triborough Bridge and
   Tunnel Authority, New
   York Revenue, General
   Purpose, Series Y              5.500   01/01/2017  1,000,000     1,012,450
OHIO
  Adams County, Ohio Valley
   Local School District          7.000   12/01/2015  2,000,000     2,419,400

See Notes to Schedule of Investments.

  Cleveland, Ohio, Public
   Power Systems, First
   Mortgage, Series A (MBIA)       7.000% 11/15/2016 $3,000,000    $3,449,040
  Ohio State Air Quality
   Development Authority,
   Pollution Control,
   Cincinnati Gas and
   Electric                       10.125  12/01/2015  2,000,000     2,050,000

OKLAHOMA
  Oklahoma State Industrial
   Authority, Baptist
   Medical Center                  7.000  08/15/2014  2,250,000     2,413,980
OREGON
  Western Generation Agency,
   Oregon, Wauna
   Cogeneration Project,
   Series B                        7.400  01/01/2016  3,300,000     3,574,791
PENNSYLVANIA
  Beaver County,
   Pennsylvania, Pollution
   Control Revenue, Series A       7.750  09/01/2024     80,000        86,038
  Butler County,
   Pennsylvania, Hospital
   Authority, Butler
   Memorial Hospital               8.000  07/01/2016  6,170,000     6,410,568
  Delaware County,
   Pennsylvania, Pollution
   Control, Philadelphia
   Electric Co.                    7.375  04/01/2021    500,000       543,850
  Delaware County,
   Pennsylvania, Industrial
   Development Authority,
   Resource Recovery
   Project, Series A               8.100  12/01/2013  3,500,000     3,667,510
  Montgomery County,
   Pennsylvania, Industrial
   Development and Pollution
   Control, Philadelphia
   Electric Co.                    8.875  06/01/2016  1,500,000     1,560,705
  Montgomery County,
   Pennsylvania, Industrial
   Development and Pollution
   Control, Philadelphia
   Electric Co.                    7.600  04/01/2021    900,000       979,002
  Pennsylvania Economic
   Development Financing
   Authority, Resources
   Recovery, Colver Project,
   Series D                        7.050  12/01/2010  4,500,000     4,808,745
  Pennsylvania Economic
   Development Financing
   Authority, Resources
   Recovery, Colver Project,
   Series D                        7.125  12/01/2015  2,000,000     2,124,400
  Pennsylvania Economic
   Development Financing
   Authority, Resources
   Recovery, Northampton
   Project                         6.400  01/01/2009  3,000,000     2,973,960
  Pennsylvania Economic
   Development Financing
   Authority, Resources
   Recovery, Northampton
   Project                         6.500  01/01/2013  1,500,000     1,493,085
  Pennsylvania Economic
   Development Financing
   Authority, Resources
   Recovery, Northampton
   Project                         6.600  01/01/2019  2,500,000     2,499,025
  Pennsylvania Housing
   Finance Agency,
   Residential Development
   Section 8, Series A             7.600  07/01/2013  5,545,000     5,995,143
  Pennsylvania Housing
   Finance Agency, Single
   Family Mortgage, Section
   8                               8.200  07/01/2024  2,000,000     2,175,920
  Pennsylvania Housing
   Finance Agency, Single
   Family Mortgage, Series P       8.000  04/01/2016  3,000,000     3,118,620
  Pennsylvania Housing
   Finance Agency, Single
   Family Mortgage, Series V       7.800  04/01/2016  3,950,000     4,150,028
  Pennsylvania State Higher
   Education Facilities
   Authority, Allegheny
   General Hospital, Series
   A                               7.125  09/01/2007  4,000,000     4,431,200
  Pennsylvania State Higher
   Educational Facilities
   Authority, Thomas
   Jefferson University,
   Series A                        6.625  08/15/2009    150,000       164,139
  Pennsylvania State
   Industrial Development
   Authority                       7.000  01/01/2006    500,000       585,515
  Philadelphia, Pennsylvania,
   Authority for Industrial
   Development                     5.250  07/01/2017  2,000,000     1,927,300
  Philadelphia, Pennsylvania,
   Hospitals and Higher
   Education Facilities
   Authority, Albert
   Einstein Medical Center         7.625  04/01/2011  2,350,000     2,538,729

(continued on next page)

  Philadelphia, Pennsylvania,
   Hospitals and Higher
   Education Facilities
   Authority, Graduate
   Health System Obligation        7.250% 07/01/2018 $ 2,000,000   $ 2,074,940
  Philadelphia, Pennsylvania,
   Municipal Authority
   Revenue, Series A (FGIC)        5.625  11/15/2014   1,575,000     1,580,702
  Philadelphia, Pennsylvania,
   School District, Series B
   (AMBAC)                         5.375  07/01/2005   1,500,000     1,557,090
  Philadelphia, Pennsylvania,
   Water and Wastewater
   (FGIC)                         10.000  06/15/2005   3,000,000     4,210,290
  Philadelphia, Pennsylvania,
   Water and Wastewater
   (MBIA)                          5.600  08/01/2018   6,570,000     6,583,534
  Pottsville, Pennsylvania,
   Hospital Authority, Good
   Samaritan Hospital              8.250  08/01/2012   4,340,000     4,718,665
  Ridley Park, Pennsylvania,
   Hospital Authority,
   Taylor Hospital, Series A       6.125  12/01/2020   1,600,000     1,465,232
  Sayre, Pennsylvania,
   Healthcare Facilities
   Authority, Guthrie
   Healthcare, Series A
   (MBIA)                          7.100  03/01/2017   5,100,000     5,553,900
  Westmoreland County,
   Pennsylvania Municipal
   Authority, Capital
   Appreciation, Series A
   (effective yield 6.10%)
   (b)                             0.000  08/15/2017   2,000,000       585,880
PUERTO RICO
  Puerto Rico Commonwealth,
   General Obligation              6.450  07/01/2017   1,000,000     1,066,690
  Puerto Rico Commonwealth,
   General Obligation (MBIA)       7.000  07/01/2010  10,000,000    11,780,600
  Puerto Rico Electric Power
   Authority, Series S             7.000  07/01/2007   2,000,000     2,334,100
  Puerto Rico Electric Power
   Authority, Series Y
   (MBIA)                          6.500  07/01/2006   4,000,000     4,527,160
  Puerto Rico Industrial
   Tourist Educational
   Medical and Environmental
   Control Facilities (MBIA)       6.250  07/01/2024   1,500,000     1,589,130
  Puerto Rico Industrial
   Tourist Educational
   Medical and Environmental
   Control Facilities,
   Series A                        5.700  08/01/2013     800,000       750,648
  Puerto Rico Public
   Buildings Authority
   Guaranteed, Public
   Education and Health
   Facilities, Series M            5.700  07/01/2009     700,000       723,198
RHODE ISLAND
  Rhode Island State Health
   and Educational Building
   Corp.
  Hospital Financing Revenue,
   Roger Williams General
   Hospital                        9.500  07/01/2016   1,500,000     1,534,140
SOUTH CAROLINA
  South Carolina State Public
   Service Authority               5.342  06/30/2006   2,000,000     2,064,280
SOUTH DAKOTA
  South Dakota Student Loan
   Finance Corporation,
   Series A                        6.650  08/01/2008   1,335,000     1,391,657
TENNESSEE
  Knox County, Tennessee,
   Health and Educational
   Facilities,
  Fort Sanders Hospital
   Alliance, Series B (MBIA)       7.250  01/01/2010   4,000,000     4,774,800
  Tennessee Housing
   Development Authority,
   Home Ownership Program,
   Issue H                         7.825  07/01/2015   2,485,000     2,568,372
TEXAS
  Austin Texas Utilities
   System, Revenue
   (effective yield 6.80%)
   (b)                             0.000  11/15/2011   8,000,000     3,352,800
  Austin Texas Utilities
   System, Revenue
   (effective yield 6.80%)
   (b)                             0.000  11/15/2012   6,000,000     2,353,740
  Bexar County, Texas,
   Metropolitan Water
   District (MBIA)                 6.350  05/01/2025   2,750,000     2,918,493
  Brazos River Authority,
   Texas, Houston Light and
   Power Project B (MBIA)          8.100  05/01/2019   8,500,000     9,289,310

See Notes to Schedule of Investments.

  Brazos River Authority,
   Texas, Special Facilities
   (FGIC)                          5.500% 08/15/2021 $3,455,000    $3,398,960
  Brownsville, Texas, Utility
   System Revenue (MBIA)           6.250  09/01/2014  2,240,000     2,479,322
  Cypress Fairbanks, Texas,
   Independent School
   District, Capital
   Appreciation Series A
   (PSFG) (effective yield
   6.03%) (b)                      0.000  02/15/2013  2,675,000     1,033,272
  Fort Bend County, Texas,
   Levee Improvement
   District Number 011
   (MBIA)                          6.900  09/01/2018  1,245,000     1,368,653
  Fort Bend County, Texas,
   Levee Improvement
   District Number 011
   (MBIA)                          6.900  09/01/2019  1,000,000     1,099,320
  Harris County, Texas, Flood
   Control District, Series
   B
   (effective yield 7.20%)
   (b)                             0.000  10/01/2006  2,500,000     1,290,825
  Harris County, Texas,
   Health Facilities
   Development Corp.,
  Hermann Hospital Project
   (MBIA)                          6.375  10/01/2024  3,000,000     3,172,350
  Harris County, Texas,
   Health Facilities
   Development Corp.,
   Memorial Hospital Systems
   Project, Series A               6.625  06/01/2024  1,500,000     1,576,785
  Harris County, Texas,
   Health Facilities
   Development Corp.,
  Memorial Hospital Systems        7.125  06/01/2015  2,525,000     2,719,476
  Harris County, Texas,
   Hospital District
   Mortgage Revenue (AMBAC)        8.500  04/01/2015    500,000       517,465
  Harris County, Texas, Toll
   Road Subordinated Lien,
   Series A                        7.000  08/15/2010  3,000,000     3,566,220
  Houston, Texas, Airport
   System, Senior Lien             8.200  07/01/2017  2,725,000     3,006,111
  Houston, Texas, Hotel
   Occupancy Tax, Senior
   Lien Bonds (FSA)                5.500  07/01/2015  3,000,000     2,974,800
  Houston, Texas, Water &
   Sewer System, Junior
   Lien, Series A (MBIA)           6.200  12/01/2023  3,000,000     3,141,870
  Lower Colorado River
   Authority, Texas, Series
   B (AMBAC)
   (effective yield 7.05%)
   (b)                             0.000  01/01/2005  2,135,000     1,373,467
  Northwest, Texas State,
   Independent School
   District,
  Capital Appreciation
   (AMBAC) (effective yield
   7.28%) (b)                      0.000  08/15/2010  1,190,000       535,429
  Port of Corpus Christi,
   Texas, Industrial
   Development Corp.,
  Valero Refining and
   Marketing Co. Project,
   Series A                       10.250  06/01/2017  5,550,000     6,131,307
  San Antonio, Texas,
   Electric & Gas                  5.375  02/01/2013  3,000,000     2,991,000
  State of Texas, Veterans
   Housing Assistance,
   Series B-1                      5.700  12/01/2014    250,000       243,428
  Texas Housing Agency,
   Residential Development,
   Series D                        8.400  01/01/2021  2,030,000     2,143,436
  Texas Housing Agency,
   Single Family Mortgage,
   Series A                        9.375  09/01/2016    860,000       877,200
  Texas Housing Agency,
   Single Family Mortgage,
   Series B                        8.200  03/01/2016  3,280,000     3,391,094
  Texas Municipal Power
   Agency (effective yield
   9.13%) (b)                      0.000  09/01/2006  4,455,000     2,612,991
  Texas Municipal Power
   Agency (effective yield
   9.62%) (b)                      0.000  09/01/2008  4,500,000     2,316,915
  Texas State, General
   Obligation                      6.200  09/30/2011  2,000,000     2,208,360
  Texas State, National
   Research Laboratory
   Commission Financial
   Corp., Super Collider           6.950  12/01/2012  5,400,000     6,250,446
  Titus County, Texas, Fresh
   Water Supply, Water
   District #1,
  Southwest Electric Power         8.200  08/01/2011  3,455,000     4,052,059
  Tomball, Texas, Hospital
   Authority, Tomball
   Regional Hospital               6.125  07/01/2023  3,000,000     2,776,680
UTAH
  Intermountain Power Agency,
   Utah, Power Supply,
   Series A                        5.000  07/01/2023  2,000,000     1,835,100

(continued on next page)

  Intermountain Power Agency,
   Utah, Power Supply,
   Series A
   (effective yield 7.10%)         0.000% 07/01/2006 $2,150,000   $  1,303,459
  Intermountain Power Agency,
   Utah, Power Supply,
   Series B
   (effective yield 6.30%)         0.000  07/01/2011  3,000,000      3,584,970
  Intermountain Power Agency,
   Utah, Power Supply,
   Series C
   (effective yield 21.28%)        0.000  07/01/2020  3,000,000        455,850
  Intermountain Power Agency,
   Utah, Power Supply,
   Series D                        8.375  07/01/2012  3,020,000      3,269,694
  Intermountain Power Agency,
   Utah, Power Supply,
   Series G
   (effective yield 4.01%)         0.000  07/01/2012  4,000,000      3,837,960
VERMONT
  Vermont Housing Finance
   Agency, Single Family,
   Series 1                        6.800  05/01/2025    940,000        959,872
  Vermont Housing Finance
   Agency, Single Family,
   Series 1                        8.150  05/01/2025  1,485,000      1,586,901
VIRGINIA
  Fairfax County, Virginia,
   Industrial Development
   Authority                       5.000  08/15/2023  6,000,000      5,403,000
  Loudoun County, Virginia,
   Sanitation Authority,
   Water and Sewer Revenue         6.250  01/01/2016  2,000,000      2,110,720
  Norfolk, Virginia,
   Industrial Development
   Authority, Hospital
   Refunding, Sentara
   Hospital, Series A              5.500  11/01/2017  4,170,000      4,127,841
  Pittsylvania County,
   Virginia, Industrial
   Development, Series A           7.500  01/01/2014  1,200,000      1,285,692
  Pittsylvania County,
   Virginia, Industrial
   Development, Series A           7.450  01/01/2009  2,000,000      2,143,180
  Virginia State Housing
   Development Authority,
   Residential Mortgage,
   Series B (effective yield
   10.63%)                         0.000  09/01/2014    200,000         29,128
  Winchester, Virginia,
   Industrial Development
   Authority, Winchester
   Medical Center (AMBAC)          6.150  01/01/2015  2,300,000      2,281,209
  Winchester, Virginia,
   Industrial Development
   Authority, Winchester
   Medical Center (AMBAC)          6.300  01/01/2015  3,200,000      3,185,120
WASHINGTON
  Port of Seattle,
   Washington, General
   Obligation                      5.750  05/01/2014  1,500,000      1,509,000
  Seattle, Washington,
   Metropolitan Seattle
   Sewer Revenue, Series W         6.250  01/01/2018  2,750,000      2,894,760
  Washington Public Power
   Supply System, Nuclear
   Project #1                     14.500  07/01/2002  1,350,000      1,564,029
  Washington Public Power
   Supply System, Nuclear
   Project #3
   (effective yield 10.09%)
   (b)                             0.000  07/01/2012  4,000,000      1,568,440
WEST VIRGINIA
  West Virginia State
   Hospital Finance
   Authority (MBIA)                6.100  01/01/2018  1,350,000      1,392,471
WISCONSIN
  Wisconsin Health and
   Educational Facilities
   Authority,
  Sorrowful Mother
   Corporation, Series D           5.400  08/15/2013  2,000,000      1,968,200
WYOMING
  Wyoming Community
   Development Authority,
   Single Family Mortgage,
   Series B                        8.125  06/01/2021  1,610,000      1,709,196
  ----------------------------------------------------------------------------
  TOTAL MUNICIPAL BONDS
   (Cost--$615,680,068)                                            665,562,631
  ----------------------------------------------------------------------------

See Notes to Schedule of Investments.

PAGE 19
TEMPORARY TAX-EXEMPT
INVESTMENTS (3.1%)
  Anaheim, California,
   Certificate of
   Participation (a)              3.800%  08/01/2019 $1,595,000   $  1,595,000
  California Health
   Facilities Financing,
   Catholic Healthcare,
   Series B (MBIA) (a)            3.600   07/01/2016    100,000        100,000
  Emmaus Pagen Authority,
   Local Government Pool,
   Series H (a)                   3.750   03/01/2024    800,000        800,000
  Jackson County,
   Mississippi, Pollution
   Control, Chevron USA,
   Inc. Project (a)               3.650   12/01/2020  1,000,000      1,000,000
  Jackson County,
   Mississippi, Pollution
   Control, Chevron USA,
   Inc. Project (a)               3.650   06/01/2023  3,400,000      3,400,000
  Louisiana State, Offshore
   Terminal Authority, Deep
   Water Port, Loop, Inc.,
   1st Stage (a)                  3.700   09/01/2006  1,300,000      1,300,000
  Massachusetts State Health
   and Education Facilities
   Authority, Series D
   (MBIA) (a)                     3.800   01/01/2035    950,000        950,000
  Missouri Higher Educational
   Student Loan, Series A
   (a)                            3.850   06/01/2017    125,000        125,000
  Missouri State Health and
   Educational Facilities
   Authority, Christian
   Health Services, Series B
   (a)                            3.650   12/01/2019    705,000        705,000
  New York City, Series A-5
   (a)                            3.800   08/01/2015  4,375,000      4,375,000
  New York City, Municipal
   Water Financing Authority
   and Sewer Systems, Series
   C (FGIC) (a)                   3.800   06/15/2023    220,000        220,000
  New York City, Municipal
   Water Financing Authority
   and Sewer Systems, Series
   G (FGIC) (a)                   3.700   06/15/2024  2,030,000      2,030,000
  Washington State Health
   Care Facilities
   Authority, Sister
   Providence, Series D (a)       3.700   10/01/2005  5,000,000      5,000,000
  ----------------------------------------------------------------------------
  TOTAL TEMPORARY TAX-EXEMPT INVESTMENTS
   (Cost--$21,600,000)                                              21,600,000
  ----------------------------------------------------------------------------
  TOTAL INVESTMENTS
   (Cost--$637,280,068) (c)                                        687,162,631
  ----------------------------------------------------------------------------
  OTHER ASSETS AND
   LIABILITIES--NET (0.1%)                                             583,944
  ----------------------------------------------------------------------------
  NET ASSETS (100.0%)                                             $687,746,575
  ----------------------------------------------------------------------------

Notes to Schedule of Investments:

(a) Security is a variable or floating rate instrument with periodic demand features. The Fund is entitled to full payment of principal and accrued interest upon surrendering the security to the issuing agent.

(b) Effective yield (calculated at date of purchase) is the annual yield at which the bond accretes until its maturity date.

(c) The cost of investments for federal income tax purposes amounted to $637,497,079. Gross unrealized appreciation and unrealized depreciation of investments, based on identified tax cost, at November 30, 1995 are as follows:

Gross appreciation                $50,606,176
Gross depreciation                   (940,624)
                                    ----------
Net unrealized appreciation       $49,665,552
                                    ==========

Legend of Portfolio Abbreviations:
AMBAC--American Municipal Bond Assurance Corp.
ETM--Escrowed to Maturity
FGIC--Federal Guaranty Insurance Co.
FHA--Federal Housing Authority
FSA--Financial Security Assurance
MBIA--Municipal Bond Investors Assurance Corp.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
                                     Year Ended November 30,
                     --------------------------------------------------------
                      1995        1994        1993       1992         1991
 ============================================================================
Net asset value,
  beginning of
  year               $ 9.73      $11.08      $11.06     $10.92       $10.76
 ----------------------------------------------------------------------------
Income from
  investment
  operations:
Net investment
  income               0.54        0.49        0.53       0.58         0.59
Net realized and
  unrealized gain
  (loss) on
  investments and
  closed futures
  contracts            1.15       (1.25)       0.48       0.36         0.33
Net commissions
  paid on fund
  share sales (a)      0.00        0.00        0.00       0.00         0.00
 ----------------------------------------------------------------------------
Total from
  investment
  operations           1.69       (0.76)       1.01       0.94         0.92
 ----------------------------------------------------------------------------
Less
  distributions
  from:
Net investment
  income              (0.51)      (0.49)      (0.53)     (0.58)       (0.59)
In excess of net
  investment
  income              (0.04)      (0.10)      (0.08)     (0.09)       (0.10)
Realized capital
  gains                0.00        0.00       (0.38)     (0.13)       (0.07)
 ----------------------------------------------------------------------------
Total
  distributions       (0.55)      (0.59)      (0.99)     (0.80)       (0.76)
 ----------------------------------------------------------------------------
Net asset value,
  end of year        $10.87      $ 9.73      $11.08     $11.06       $10.92
 ============================================================================
Total return (c)      17.76%      (7.10%)      9.30%      8.79%        8.83%
Ratios/supplemental
  data
Ratios to
  average net
  assets:
Total expenses         1.18%(b)    1.65%       1.71%      1.86%        1.91%
Net investment
  income               5.22%       4.69%       4.66%      5.08%        5.44%
Portfolio
  turnover rate           54%        83%         66%         49%          65%
 ----------------------------------------------------------------------------
Net assets, end
  of year
  (thousands)        $687,747   $676,691    $814,326    $720,271     $628,835
 ============================================================================


                                     Year Ended November 30,
                     -------------------------------------------------------
                      1990        1989       1988        1987        1986
 ===========================================================================
Net asset value,
  beginning of
  year                $10.90      $10.60      $10.08      $11.40      $10.11
 ---------------------------------------------------------------------------
Income from
  investment
  operations:
Net investment
  income                0.61        0.66        0.67        0.68        0.78
Net realized and
  unrealized gain
  (loss) on
  investments and
  closed futures
  contracts            (0.04)       0.37        0.59       (1.19)       1.41
Net commissions
  paid on fund
  share sales (a)        0.00       0.00        0.00        0.00       (0.12)
 ---------------------------------------------------------------------------
Total from
  investment
  operations            0.57        1.03        1.26       (0.51)       2.07
 ---------------------------------------------------------------------------
Less
  distributions
  from:
Net investment
  income               (0.63)      (0.73)      (0.74)      (0.75)      (0.78)
In excess of net
  investment
  income               (0.08)       0.00        0.00        0.00        0.00
Realized capital
  gains                 0.00        0.00        0.00       (0.06)       0.00
 ---------------------------------------------------------------------------
Total
  distributions        (0.71)      (0.73)      (0.74)      (0.81)      (0.78)
 ---------------------------------------------------------------------------
Net asset value,
  end of year         $10.76      $10.90      $10.60      $10.08      $11.40
 ===========================================================================
Total return (c)        5.48%      10.00%      12.85%      (4.67%)     21.12%
Ratios/supplemental
  data
Ratios to
  average net
  assets:
Total expenses          1.84%       1.80%       1.72%       1.65%       1.02%
Net investment
  income                5.70%       5.90%       6.33%       6.29%       6.89%
Portfolio
  turnover rate           73%         71%         83%        112%         50%
 ---------------------------------------------------------------------------
Net assets, end
  of year
  (thousands)       $588,237    $605,044    $522,821    $474,815     $387,740
 ===========================================================================

(a) Prior to June 30, 1987, net commissions paid on new sales of shares under the Fund's Rule 12b-1 Distribution Plan had been treated for both financial statement and tax purposes as capital charges. On June 11, 1987, the Securities and Exchange Commission adopted a rule which required for financial statements for the periods ended on or after June 30, 1987, that net commissions paid under Rule 12b-1 be treated as operating expenses rather than capital charges. Accordingly, beginning with the year ended November 30, 1987, the Fund's financial statements reflect 12b-1 Distribution Plan expenses (i.e., maintenance fees plus commissions paid net of deferred sales charges received by the Fund) as a component of net investment income.
(b) "Ratio of total expenses to average net assets" for the year ended November 30, 1995 includes indirectly paid expenses. Excluding indirectly paid expenses for the year ended November 30, 1995, the expense ratio would have been 1.16%.
(c) Excluding applicable sales charges.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
November 30, 1995

 --------------------------------------------------------------------
 Assets:
  Investments at market value
   (identified cost--$637,280,068) (Note 1)             $687,162,631
  Cash                                                        92,105
  Receivable for:
    Fund shares sold                                         220,956
    Interest                                              13,304,185
  Prepaid expenses                                            66,920
 --------------------------------------------------------------------
      Total assets                                       700,846,797
 --------------------------------------------------------------------
Liabilities: (Notes 2 and 4)
  Payable for:
    Investments purchased                                  9,806,940
    Fund shares redeemed                                     271,661
    Income distribution                                    2,903,284
  Trustees' fees                                               6,023
  Other accrued expenses                                     112,314
 --------------------------------------------------------------------
      Total liabilities                                   13,100,222
 --------------------------------------------------------------------
Net assets                                              $687,746,575
 --------------------------------------------------------------------
Net assets represented by (Notes 1 and 2):
  Paid-in capital                                       $652,754,825
  Accumulated distributions in excess of net
   investment income                                        (829,819)
  Accumulated net realized gain (loss) on
   investments                                           (14,060,994)
  Net unrealized appreciation (depreciation) on
   investments                                            49,882,563
 --------------------------------------------------------------------
  Total net assets                                      $687,746,575
 --------------------------------------------------------------------
Net asset value per share (Note 2):
  Net asset value of $687,746,575 / 63,262,100
   outstanding shares of beneficial interest                   $10.87
 --------------------------------------------------------------------

STATEMENT OF OPERATIONS
Year Ended November 30, 1995

  -------------------------------------------------------------------
Investment Income (Note 1):
  Interest                                              $ 44,217,059
Expenses (Notes 2 and 4):
  Investment management fee              $ 3,370,748
  Other administrative services              540,062
  Shareholder services                       756,300
  Accounting services                         22,470
  Trustees' fees and expenses                 33,678
  Distribution Plan expenses               3,433,806
  ------------------------------------------------------------------
      Total expenses                       8,157,064
      Less: Expenses paid indirectly
       (Note 4)                              (92,611)
  ------------------------------------------------------------------
      Net expenses                                         8,064,453
  ------------------------------------------------------------------
  Net investment income                                   36,152,606
  ------------------------------------------------------------------
Net realized and unrealized gain
  (loss) on investments and closed
  futures contracts (Notes 1 and 3):
  Net realized gain (loss) on:
    Investments                            4,597,186
    Closed futures contracts              (1,138,741)
  ------------------------------------------------------------------
  Net realized gain (loss) on
   investments
   and closed futures contracts                            3,458,445
  Net change in unrealized
   appreciation (depreciation) on
   investments                                            73,587,540
  ------------------------------------------------------------------
  Net realized and unrealized gain
   (loss) on investments and closed
   futures contracts                                      77,045,985
  ------------------------------------------------------------------
  Net increase (decrease) in net
   assets resulting from operations                     $113,198,591
  ------------------------------------------------------------------

See Notes to Financial Statements.

Keystone Tax Exempt Trust
STATEMENTS OF CHANGES IN NET ASSETS

                                                  Year Ended November 30,
                                                  1995             1994
============================================================================
Operations:
  Net investment income                       $  36,152,606    $  35,981,419
  Net realized gain (loss) on investments
   and closed futures contracts                   3,458,445      (17,270,498)
  Net change in unrealized appreciation
   (depreciation) on investments                 73,587,540      (73,476,043)
   --------------------------------------------------------------------------
      Net increase (decrease) in net assets
       resulting from operations                113,198,591      (54,765,122)
   --------------------------------------------------------------------------
Distributions to shareholders from
  (Note 1):
  Net investment income                         (36,152,606)     (35,981,419)
  In excess of net investment income               (608,743)      (7,013,590)
   --------------------------------------------------------------------------
      Total distributions to shareholders       (36,761,349)     (42,995,009)
   --------------------------------------------------------------------------
Capital share transactions (Note 2):
  Proceeds from shares sold                      56,858,348      109,096,368
  Payment for shares redeemed                  (143,022,290)    (171,235,006)
  Net asset value of shares issued in
   reinvestment of dividends and
   distributions                                 20,782,227       22,264,022
   --------------------------------------------------------------------------
  Net increase (decrease) in net assets
   resulting from capital share
   transactions                                 (65,381,715)     (39,874,616)
   --------------------------------------------------------------------------
      Total increase (decrease) in net
       assets                                    11,055,527     (137,634,747)
   --------------------------------------------------------------------------
  Net assets:
    Beginning of year                           676,691,048      814,325,795
   --------------------------------------------------------------------------
    End of year [including accumulated
     distributions in excess of net
     investment income as follows:
     1995--($829,819) and
     1994--($2,350,752)] (Note 1)             $ 687,746,575    $ 676,691,048
   ==========================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

(1.) Significant Accounting Policies

Keystone Tax Exempt Trust (the "Fund") is an open end, diversified management investment company for which Keystone Management, Inc. ("KMI") is the Investment Manager and Keystone Investment Management Company ("Keystone") (formerly Keystone Custodian Funds, Inc.) is the Investment Adviser. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). It was established under Massachusetts law as a Massachusetts business trust on June 20, 1985 and had no operations until October 7, 1985 other than those relating to organization matters and the initial sale of its shares.

Keystone is a wholly-owned subsidiary of Keystone Investments, Inc. ("KII") (formerly Keystone Group, Inc.) a Delaware corporation. KII is privately owned by an investor group consisting of current and former members of management of Keystone and its affiliates. KMI is a wholly-owned subsidiary of Keystone.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A.Tax-exempt bonds are stated on the basis of valuations provided by a pricing service, approved by the Board of Trustees, that uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Non-tax-exempt securities for which market quotations are readily available are valued at the price quoted which, in the opinion of the Board of Trustees or their representative, most nearly represents their market value.

Short-term investments maturing in sixty days or less are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount) which, when combined with accrued interest, approximates market. Short-term investments maturing in more than sixty days for which market quotations are readily available are valued at current market value. Short-term investments maturing in more than sixty days when purchased which are held on the sixtieth day prior to maturity are valued at amortized cost (market value on the sixtieth day adjusted for amortization of premium or accretion of discount) which, when combined with accrued interest, approximates market. All other securities and other assets are valued at fair value as determined in good faith using methods prescribed by the Board of Trustees.

B.The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy and sell a specific amount of a commodity, security, financial instrument, or, in the case of a stock index, cash at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount ("initial margin") equal to a certain percentage of the purchase price indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, as the value of the underlying instrument or index fluctuates, and are recorded for book purposes as unrealized gains or losses by the Fund. For federal tax purposes, any futures contracts which remain open at fiscal year-end are marked-to-market and the resultant net gain or loss is included in federal taxable income. In addition to the market risk, the Fund is subject to the credit risk that the other party will not be able to complete the obligations of the contract.

C.When the Fund enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price), the repurchase price of the securities will generally equal the amount paid by the Fund plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide securities ("collateral") to the Fund whose value will be maintained at an amount not less than the repurchase price, and which generally will be maintained at 101% of the repurchase price. The Fund monitors the value of collateral on a daily basis, and if the value of collateral falls below required levels, the Fund intends to seek additional collateral from the seller or terminate the repurchase agreement. If the seller defaults, the Fund would suffer a loss to the extent that the proceeds from the sale of the underlying securities were less than the repurchase price. Any such loss would be increased by any cost incurred on disposing of such securities. If bankruptcy proceedings are commenced against the seller under the repurchase agreement, the realization on the collateral may be delayed or limited. Repurchase agreements entered into by the Fund will be limited to transactions with dealers or domestic banks believed to present minimal credit risks, and the Fund will take constructive receipt of all securities underlying repurchase agreements until such agreements expire.

D.Securities transactions are accounted for no later than the day following the trade date. Realized gains and losses are recorded on the identified cost basis. Interest income is recorded on the accrual basis. All premiums and original issue discounts are amortized/ accreted for both financial reporting and federal income tax purposes.

E.The Fund has qualified, and intends to qualify in the future, as a regulated investment company under the Internal Revenue Code of 1986, as amended ("Internal Revenue Code"). Thus, the Fund expects to be relieved of any federal income tax liability by distributing all of its net taxable investment income and net taxable capital gains, if any, to its shareholders. The Fund intends to avoid any excise tax liability by making the required distributions under the Internal Revenue Code.

F.The Fund distributes net investment income monthly and capital gains, if any, annually. Distributions are determined in accordance with income tax regulations. The significant differences between financial statement amounts available for distribution and distributions made in accordance with income tax regulations are the differences in treatment of 12b-1 Distribution Plan charges for financial statement and federal tax purposes.

(2.) Capital Share Transactions

The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest with no par value. Transactions in shares of the Fund were as follows:

                           Year Ended November 30,
                            1995            1994
----------------------------------------------------
Shares sold               5,504,163      10,341,899
Shares redeemed         (13,769,584)    (16,413,626)
Shares issued in
  reinvestment of
  dividends and
  distributions           2,006,806       2,107,696
----------------------------------------------------
Net decrease             (6,258,615)     (3,964,031)
====================================================

The Fund bears some of the costs of selling its shares under a Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Distribution Plan, the Fund pays Keystone Investment Distributors Company ("KIDC") (formerly Keystone Distributors, Inc.), the principal underwriter and a wholly-owned subsidiary of Keystone, amounts which in total may not exceed the Distribution Plan maximum.

In connection with the Distribution Plan and subject to the limitations discussed below, Fund shares are offered for sale at net asset value without any initial sales charge. From the amounts received by KIDC in connection with the Distribution Plan, and subject to the limitations discussed below, KIDC generally pays brokers or others a commission equal to 3.00% of the price paid to the Fund for each sale of Fund shares as well as a shareholder service fee at a rate of 0.25% per annum of the net asset value of shares sold by such brokers or others and remaining outstanding on the books of the Fund for specified periods.

To the extent Fund shares are redeemed within four calendar years of original issuance, the Fund may be eligible to receive a deferred sales charge from the investor as partial reimbursement for sales commissions previously paid on those shares. This charge is based on declining rates, which begin at 4.00%, applied to the lesser of the net asset value of shares redeemed or the total cost of such shares.

The Distribution Plan provides that the Fund may incur certain expenses which may not exceed a maximum amount equal to 0.3125% of the Fund's average daily net assets for any calendar quarter (approximately 1.25% annually) occurring after the inception of the Distribution Plan. A rule of the National Association of Securities Dealers, Inc. ("NASD Rule") limits the annual expenditures which the Fund may incur under the Distribution Plan to 1.00% of which 0.75% may be used to pay such distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD Rule also limits the aggregate amount which the Fund may pay for such distribution costs to 6.25% of gross share sales since the inception of the Fund's Distribution Plan, plus interest at the prime rate plus 1.00% on unpaid amounts thereof (less any contingent deferred sales charges paid by the shareholders to KIDC).

Since July 8, 1992, contingent deferred sales charges applicable to shares of the Fund issued after January 1, 1992 have, to the extent permitted by the NASD Rule, been paid to KIDC rather than to the Fund. During the year, KIDC received $168,971 in deferred sales charges.

KIDC intends, but is not obligated, to continue to pay or accrue distribution charges which exceed current annual payments permitted to be received by KIDC from the Fund. KIDC intends to seek full payment of such charges from the Fund (together with annual interest thereon at the prime rate plus 1.00%) at such time in the future as, and to the extent that, payment thereof by the Fund would be within permitted limits. KIDC currently intends to seek payment of interest only on such charges paid or accrued by KIDC since January 1, 1992.

During the year ended November 30, 1995, the Fund recovered $317,158 in contingent deferred sales charges. During the year ended November 30, 1995, the Fund paid KIDC $3,750,964 under the Distribution Plan. The amount paid by the Fund under its Distribution Plan, net of deferred sales charges, was $3,433,806 (1.00% of the Fund's average daily net assets). During the year ended November 30, 1995, KIDC received $1,593,013 after payments of commissions on new sales and service fees to dealers and others of $2,157,951.

(3.) Securities Transactions

As of November 30, 1995, the Fund had a capital loss carryover for federal income tax purposes of approximately $13,650,000 which expires in 2002.

For the year ended November 30, 1995, cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $359,381,047 and $417,229,941, respectively.

(4.) Investment Management Agreement and Other Transactions

Under the terms of the Investment Management Agreement between KMI and the Fund, dated December 29, 1989, KMI provides investment management and administrative services to the Fund. In return, KMI is paid a management fee computed and paid daily. The management fee is calculated at an annual rate of 2.0% of the Fund's gross investment income plus an amount determined by applying percentage rates starting at 0.50% and declining as net assets increase to 0.25% per annum, to the net asset value of the Fund.

KMI has entered into an Investment Advisory Agreement with Keystone dated December 30, 1989, under which Keystone provides investment advisory and management services to the Fund and receives for its services an annual fee representing 85% of the management fee received by KMI.

During the year ended November 30, 1995, the Fund paid or accrued a management fee of $3,370,748 which represented 0.49% of the Fund's average net assets. Of such amount paid to KMI, $2,865,136 was paid to Keystone for its services to the Fund.

Included in the administrative services fee paid by the Fund were the following amounts incurred by KMI (and reimbursed by the Fund) in providing or obtaining for the Fund additional operating services, facilities and supplies: audit and legal--$53,175, custodian fees--$337,261, printing and supplies--$35,415, registration fees--$41,150, and other--$73,061. In addition during the year ended November 30, 1995, the Fund paid to KIRC $756,300 for shareholder services. This amount for shareholder services is included in the payments made by KMI.

The Fund has entered into an expense offset arrangement with its custodian. For the year ended November 30, 1995, the Fund paid custody fees in the amount of $244,650 and received a credit of $92,611 pursuant to the expense offset arrangement, resulting in a total expense of $337,261. The assets deposited with the custodian under the expense offset arrangement could have been invested in income-producing assets.

For the year ended November 30, 1995, the Fund paid to KII $22,470 for certain accounting and printing services.

Certain officers and/or Directors of Keystone are also officers and/or Trustees of the Fund. Officers of Keystone and affiliated Trustees receive no compensation directly from the Fund.

----------------------------------------------------------------------

Federal Tax Status--Fiscal 1995
Distributions (Unaudited)

The per-share distributions paid to you for the fiscal year ended
November 30, 1995, whether taken in shares or cash, are as follows:


        Income Dividends
   Tax-exempt         Taxable
-------------------------------
$0.55                  $0.00
===============================

In January 1996, we will send you complete information on the distributions paid during the calendar year to assist you in completing your federal tax return.

INDEPENDENT AUDITORS' REPORT

The Trustees and Shareholders
Keystone Tax Exempt Trust

We have audited the accompanying statement of assets and liabilities of Keystone Tax Exempt Trust, including the schedule of investments, as of November 30, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights in each of the years in the ten-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1995 by correspondence with the custodian and brokers. An audit includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Keystone Tax Exempt Trust as of November 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the ten-year period then ended in conformity with generally accepted accounting principles.

                                                         KPMG Peat Marwick LLP
Boston, Massachusetts
January 5, 1996

[BACK COVER]

            --------------------------------------------------------
                                    KEYSTONE
                                 FAMILY OF FUNDS

                                   [DIAMOND]

                              Balanced Fund (K-1)
                          Diversified Bond Fund (B-2)
                          Growth and Income Fund (S-1)
                          High Income Bond Fund (B-4)
                            International Fund Inc.
                                  Liquid Trust
                           Mid-Cap Growth Fund (S-3)
                         Precious Metals Holdings, Inc.
                            Quality Bond Fund (B-1)
                        Small Company Growth Fund (S-4)
                          Strategic Growth Fund (K-2)
                                Tax Exempt Trust
                                 Tax Free Fund
            --------------------------------------------------------
            This report was prepared primarily for the information of the Fund's shareholders. It is authorized for distribution if preceded or accompanied by the Fund's current prospectus. The prospectus contains important information about the Fund including fees and expenses. Read it carefully before you invest or send money. For a free prospectus on other Keystone funds, contact your financial adviser or call Keystone.


[KEYSTONE]       KEYSTONE
  LOGO]          INVESTMENTS

                 P.O. Box 2121
                 Boston, Massachusetts 02106-2121

TET-AR-1/96
20.5 M                              [RECYCLE LOGO]


[FRONT COVER]

                                 K E Y S T O N E

                    [Mother and child beneath American flag]

                                    TAX EXEMPT
                                      TRUST


                                 [KEYSTONE LOGO]


                                  ANNUAL REPORT
                                NOVEMBER 30, 1995